UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09395

Third Avenue Variable Series Trust

(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

THIRD AVENUE VARIABLE SERIES TRUST

Annual Report

DECEMBER 31, 2016

THIRD AVENUE VALUE PORTFOLIO

For more information, please visit our new website

THIRD AVENUE VARIABLE SERIES TRUST

Proxy Voting Policies and Procedures

Third Avenue Value Portfolio (the “Portfolio”) has delegated the voting of proxies relating to its voting securities to the Portfolio’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021 and (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Schedule of Portfolio Holdings—Form N-Q

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio
Portfolio Management Discussion

December 31, 2016 (Unaudited)

At December 31, 2016, the audited net asset value attributable to each of the 5,403,159 common shares outstanding of the Third Avenue Value Portfolio (the “Portfolio”) was $16.41 per share. This compares with the audited net asset value at December 31, 2015 of $14.61 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended December 31, 2016
	One Year ended 12/31/16	Three Year	Five Year	Ten Year	Since Inception (9/21/99)
Third Avenue Value Portfolio	12.22%	2.19%	10.09%	1.24%	8.30%
MSCI World Index	8.15%	4.38%	11.04%	4.41%	4.48%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	5.16%

For the year ended December 31, 2016, the Portfolio generated positive 12.22% returns. The Portfolio’s benchmark, the MSCI World Index, returned 8.15% over the same period.

The top performers in the Portfolio during the year were Comerica Inc. and CBS Corp. A top ten holding, Comerica remains a high conviction name in the Portfolio. Comerica has a strong financial position which has enabled it to focus on cost control measures while targeting geographic growth and significant capital returns through dividends and stock buybacks. We see an opportunity in banks and believe 2016 is likely only the start of a strong period of performance for banks, as investors finally seem to have embraced the fact that the problems facing banks today are completely different than the problems that faced banks generally during the financial crisis. Today, banks are very well-capitalized and we believe loan growth should continue to strengthen with a recovering economy. For Comerica, particularly, recovering oil prices should be a positive to credit quality and lending.

The top two detractors in the Portfolio during the year were Brookdale Senior Living, Inc. and Vodafone Group PLC. Brookdale is the largest operator of senior housing assets in the United States, with approximately 549 centers and 48,000 units. We continue to be positive about the longer-term outlook for Brookdale, given pricing growth and real estate monetization efforts, despite our disappointment in recent performance.

The Portfolio added eight new investments during the year including Amgen, Inc., Harman International Industries, Inc., Johnson Controls International PLC, Lennar Corp., LivaNova PLC and Ralph Lauren Corp. common stock. Amgen is one of the more recent additions. Amgen is one of the world’s leading biotechnology companies. It is well-financed and has a diversified portfolio of existing products, strong cash flow generation and a promising pipeline. We were able to add the security to the Portfolio at a discount to our estimated valuation during a period of volatility in the latter half of the year.

The Portfolio exited seven securities during the year, including General Motors Co., Loews Corp., and Symantec Corp. common stock, each of which were sold for valuation reasons allowing us to redeploy the proceeds into other investments.

The Portfolio holds a concentrated number of positions representing an eclectic and undervalued collection of assets having little correlation with its primary benchmark and high active share. As we look forward over our long-term (i.e., three to five year) horizon, we believe in the ability of the Portfolio’s investee companies to continue to compound book value and close the undervaluation gaps to our estimates of fair value.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE PORTFOLIO’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THIRD AVENUE MANAGEMENT LLC AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE PORTFOLIO’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF DECEMBER 31, 2016, AND ARE SUBJECT TO CHANGE.

The Portfolio’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing, accounting and legal standards. These risks may result in more volatility for the Portfolio. These and other risks are described more fully in the Portfolio’s prospectus.

Third Avenue Value Portfolio is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Performance information does not reflect the fees and expenses imposed by insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Foreside Fund Services, LLC, Distributor.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Portfolio Management Discussion (continued)

December 31, 2016 (Unaudited)

the stocks of large U.S. companies. The MSCI World Index and the S&P 500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio
Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE PORTFOLIO (TAVP),

THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)

FOR THE TEN YEARS ENDED DECEMBER 31, 2016

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
12.22%	2.19%	10.09%	1.24%

*	Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, performance information does not reflect the fees and expenses imposed by insurance companies at the separate account level, and such charges will have the effect of reducing performance.

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Industry Diversification

(Unaudited)

The summary of the Portfolio’s investments as of December 31, 2016 is as follows:

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Portfolio of Investments

at December 31, 2016

Principal Amount ($)	Security†	Value (Note 1)

Corporate Bonds - 1.10%
	Consumer Products - 1.10%
1,559,530	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17 (a)(b)(c)	$980,945
	Total Corporate Bonds (Cost $1,559,530)	980,945

Shares

Common Stocks - 89.84%
	Agricultural Equipment - 1.50%
22,994	AGCO Corp.	1,330,433
	Asset Management - 9.41%
111,960	Bank of New York Mellon Corp. (The)	5,304,665
92,060	Brookfield Asset Management, Inc., Class A (Canada)	3,038,900
		8,343,565
	Automotive - 1.50%
27,907	Toyota Industries Corp. (Japan)	1,329,985
	Banks - 11.31%
65,897	Comerica, Inc.	4,488,245
56,067	KeyCorp	1,024,344
38,600	PNC Financial Services Group, Inc. (The)	4,514,656
		10,027,245
	Computers-Integrated Systems - 1.48%
27,662	Cerner Corp. (d)	1,310,349
	Consumer Products - 7.40%
25,805	Harman International Industries, Inc.	2,868,484
33,915	Home Products International, Inc. (a)(c)(d)	—
434,582	Kingfisher PLC (United Kingdom)	1,876,144
57,481	Masco Corp.	1,817,549
		6,562,177
	Diversified Holding Companies - 8.64%
251,500	CK Hutchison Holdings, Ltd. (Hong Kong)	2,850,841
59,531	Investor AB, Class B (Sweden)	2,224,914
19,461	Pargesa Holding S.A. (Switzerland)	1,267,077
234,000	Wheelock & Co., Ltd. (Hong Kong)	1,317,184
		7,660,016
	Electronic Components - 1.80%
19,700	Anixter International, Inc. (d)	1,596,685
	Forest Products & Paper - 5.44%
160,410	Weyerhaeuser Co., REIT	4,826,737
	Industrial Machinery & Equipment - 2.04%
43,924	Johnson Controls International PLC (Ireland)	1,809,230
	Insurance & Reinsurance - 6.51%
4,519	Alleghany Corp. (d)	2,748,094
3,622	White Mountains Insurance Group, Ltd. (Bermuda)	3,028,173
		5,776,267
	Manufactured Housing - 3.23%
28,675	Cavco Industries, Inc. (d)	2,863,199
Shares	Security†	Value (Note 1)

	Materials - 2.03%
158,100	Canfor Corp. (Canada) (d)	$1,798,076
	Media & Entertainment - 2.98%
41,500	CBS Corp., Class B, Non Voting Shares	2,640,230
	Medical Devices - 1.59%
31,300	LivaNova PLC (United Kingdom) (d)	1,407,561
	Oil & Gas Production & Services - 7.28%
15,000	Apache Corp.	952,050
50,826	Devon Energy Corp.	2,321,223
62,098	Total S.A. (France)	3,184,714
		6,457,987
	Pharmaceuticals - 2.99%
12,900	Amgen, Inc.	1,886,109
4,501	Shire PLC, ADR (Jersey)	766,880
		2,652,989
	Retailers - 1.78%
17,499	Ralph Lauren Corp.	1,580,510
	Senior Housing - 1.86%
133,000	Brookdale Senior Living, Inc. (d)	1,651,860
	Telecommunications - 2.68%
963,814	Vodafone Group PLC (United Kingdom)	2,373,841
	U.S. Homebuilder - 2.59%
53,500	Lennar Corp., Class A	2,296,755
	U.S. Real Estate Operating Companies - 1.88%
65,488	Tejon Ranch Co. (d)	1,665,360
	Utilities - 1.92%
108,850	Covanta Holding Corp.	1,698,060
	Total Common Stocks (Cost $84,770,926)	79,659,117
	Total Investment Portfolio - 90.94% (Cost $86,330,456)	80,640,062
	Other Assets less Liabilities - 9.06%	8,030,150
	NET ASSETS - 100.00%	$88,670,212

Notes:

(a)	Fair-valued security.
(b)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities.
(c)	Security subject to restrictions on resale.

Shares/ Principal Amount($)	Issuer	Aquisition Date	Cost	Market Value Per Unit
33,915	Home Products International, Inc.	5/30/07	$3,749,309	$0.00
$1,559,530	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17	3/16/07 - 10/1/16	1,559,530	62.90
At December 31, 2016, these restricted securities had a total market value of $980,945 or 1.10% of net assets.
(d)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

ADR: American Depositary Receipt.

REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Portfolio of Investments (continued)

at December 31, 2016

Country Concentration

% of Net Assets
United States	59.06%
United Kingdom	6.38
Canada	5.45
Hong Kong	4.70
France	3.59
Bermuda	3.42
Sweden	2.51
Ireland	2.04
Japan	1.50
Switzerland	1.43
Jersey	0.86
Total	90.94%

The accompanying notes are an integral part of the financial statements.

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Statement of Assets and Liabilities

As of December 31, 2016

Assets:
Investments at value (cost of $86,330,456)(Note 1)	$80,640,062
Cash	7,957,759
Dividends and interest receivable	238,414
Receivables for Portfolio shares sold	14,750
Other assets	7,070
Total assets	88,858,055
Liabilities:
Payable for Portfolio shares redeemed	40,344
Payable to Adviser (Note 3)	28,592
Accrued expenses	105,300
Payable for shareholder servicing fees (Note 3)	11,775
Payables to trustees and officers	1,832
Total liabilities	187,843
Net assets	$88,670,212
Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 5,403,159 shares outstanding	$96,167,412
Accumulated undistributed net investment income	622,907
Accumulated net realized loss on investments and foreign currency transactions	(2,425,917)
Net unrealized depreciation on investments and translation of foreign currency denominated assets and liabilities	(5,694,190)
Net assets applicable to capital shares outstanding	$88,670,212
Net asset value, offering and redemption price per share	$16.41

The accompanying notes are an integral part of the financial statements.

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $64,009)	$1,938,576
Interest	74,862
Other income	3,904
Total investment income	2,017,342
Expenses:
Investment advisory fees (Note 3)	792,636
Shareholder servicing fees (Note 3)	131,999
Auditing and tax fees	76,716
Accounting fees	62,011
Transfer agent fees	56,612
Reports to shareholders	37,199
Administration fees (Note 3)	32,000
Trustees’ and officers’ fees and expenses	17,462
Insurance	15,990
Legal fees	8,002
Custodian fees	7,269
Miscellaneous	6,598
Total expenses	1,244,494
Less: Fees waived (Note 3)	(95,108)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(4,468)
Net expenses	1,144,918
Net investment income	872,424
Realized and unrealized gain/(loss) on investments and foreign currency transactions:
Net realized loss on investments	(1,259,094)
Net realized loss on foreign currency transactions	(13,618)
Net change in unrealized appreciation/(depreciation) on investments	10,256,310
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	2,764
Net gain on investments and foreign currency transactions	8,986,362
Net increase in net assets resulting from operations	$9,858,786

The accompanying notes are an integral part of the financial statements.

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	December 31, 2016	December 31, 2015
Operations:
Net investment income	$872,424	$613,364
Net realized gain/(loss)	(1,272,712)	5,720,696
Net change in unrealized appreciation/(depreciation)	10,259,074	(16,590,974)
Net increase/(decrease) in net assets resulting from operations	9,858,786	(10,256,914)
Dividends and Distributions to Shareholders from:
Net investment income	(709,924)	(4,225,262)
Decrease in net assets from dividends and distributions	(709,924)	(4,225,262)
Capital Share Transactions:
Proceeds from sale of shares	3,192,553	6,083,657
Net asset value of shares issued in reinvestment of dividends and distributions	709,924	4,225,262
Cost of shares redeemed	(19,690,037)	(38,950,036)
Net decrease in net assets resulting from capital share transactions	(15,787,560)	(28,641,117)
Net decrease in net assets	(6,638,698)	(43,123,293)
Net assets at beginning of year	95,308,910	138,432,203
Net assets at end of year*	$88,670,212	$95,308,910
* Including accumulated undistributed net investment income of:	$622,907	$507,987

The accompanying notes are an integral part of the financial statements.

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.74	$16.80	$16.56	$14.41	$11.42
Income/(loss) from investment operations:
Net investment income@	0.15 +	0.08	0.41 ±	0.11	0.18 *
Net gain/(loss) on investment transactions (both realized and unrealized)	1.65	(1.58)	0.34	2.58	2.93
Total from investment operations	1.80	(1.50)	0.75	2.69	3.11
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.13)	(0.56)	(0.51)	(0.54)	(0.12)
Total dividends and distributions	(0.13)	(0.56)	(0.51)	(0.54)	(0.12)
Net asset value, end of year	$16.41	$14.74	$16.80	$16.56	$14.41
Total return[1]	12.22%	(8.89%)	4.38%	18.97%	27.33%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$88,670	$95,309	$138,432	$147,003	$141,812
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.41%	1.23%	1.19%	1.20%	1.27%
After fee waivers/expense offset arrangement/recovery[2]	1.30%#	1.22%	1.18%	1.19%	1.28%†
Ratio of net investment income to average net assets	0.99%+	0.49%	2.45%±	0.69%	1.39%*
Portfolio turnover rate	24%	22%	39%	23%	26%

1	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower in certain periods if the Adviser had not waived certain fees. Conversely, total return would have been higher in certain periods if the Adviser had not recovered previously waived fees. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized. Total return does not reflect charges pursuant to the terms of insurance contracts funded by separate accounts that invest in the Portfolio’s shares.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.30%.
@	Calculated based on the average number of shares outstanding during the year.
+	Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.58%.
±	Investment income per share reflects special dividends received during the period which amounted to $0.11 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.79%.
*	Investment income per share reflects a special dividend received during the period which amounted to $0.10 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.58%.
#	The Adviser waived a portion of its fees.
†	The Adviser recovered a portion of its previously waived fees.

The accompanying notes are an integral part of the financial statements.

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio
Notes to Financial Statements

December 31, 2016

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Variable Series Trust (the “Trust”) is an open-end, management investment company organized as a Delaware statutory trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act) investment series, Third Avenue Value Portfolio (the “Portfolio”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Portfolio.

The Portfolio seeks to achieve its long-term capital appreciation objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Portfolio may invest in companies of any market capitalization. The Portfolio may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the Adviser believes are undervalued. The Portfolio invests in both domestic and foreign securities.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2016, the Trust was offered as an investment option by seven insurance companies and, accordingly, a decision by any insurance company to withdraw its participation may have a material negative impact on the Trust. As of December 31, 2016, shareholders of American Express Life Insurance Co. and Ameritas Variable Life Insurance Co. held 58% and 31% of the Portfolio, respectively.

Accounting policies:

The policies described below are followed consistently by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:

Generally, the Portfolio’s investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Portfolio has retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when the Portfolio calculates its net asset value (“NAV”), and certain events have occurred after the principal markets have closed but prior to the time as of which the Portfolio computes its NAV. Debt instruments with maturities greater than 60 days are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in the valuation process determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Committee as authorized by the Board, under procedures established by the Board. At December 31, 2016, such securities had a total fair value of $980,945 or 1.10% of net assets. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and the liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities.

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Third Avenue Variable Series Trust

Third Avenue Value Portfolio
Notes to Financial Statements (continued)

December 31, 2016

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•    Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

•    Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•    Level 3 — Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Portfolio. The Portfolio considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds—Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

12

Third Avenue Variable Series Trust

Third Avenue Value Portfolio
Notes to Financial Statements (continued)

December 31, 2016

The following is a summary by level of inputs used to value the Portfolio’s investments as of December 31, 2016:

Level 1: Quoted Prices†
Investments in Securities:
Common Stocks:
Consumer Products	$6,562,177
Other**	73,096,940
Total for Level 1 Securities	79,659,117
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Consumer Products	—	*
Corporate Bonds:
Consumer Products	980,945
Total for Level 3 Securities	980,945
Total Value of Investments	$80,640,062

†	The value of securities that were transferred from Level 2 to Level 1 were $16,838,255. The transfer was due to the availability of quoted prices in active markets at period end.
*	Investments fair valued at zero.
**	Please refer to the Portfolio of Investments for industry specifics of the portfolio holdings.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1, are recorded utilizing values as of the beginning of the period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/15 (Fair Value)		Net Change in Unrealized Appreciation/ (Depreciation)	Payment-in-kind Interest	Balance as of 12/31/16 (Fair Value)		Net Change in Unrealized Appreciation/ (Depreciation) Attributable to Securities Still Held at Period End
Common Stocks -
Consumer Products	$—	*	$—	$—	$—	*	$—
Corporate Bonds -
Consumer Products	1,067,372		(175,950)	89,523	980,945		(175,950)
Total	$1,067,372		$(175,950)	$89,523	$980,945		$(175,950)

*	Investments fair valued at zero

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

	Fair Value at 12/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Range (Weighted Average)
Corporate Bonds	$981	Book Value	Restructuring value	$62.90
Other (a)	—*
	$981

(a)	Includes securities less than 0.50% of net assets within the Portfolio.
*	Investments fair valued at zero.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability may decrease (increase) the fair value measurement.

13

Third Avenue Variable Series Trust

Third Avenue Value Portfolio
Notes to Financial Statements (continued)

December 31, 2016

Security transactions and investment income:

Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments held by the Portfolio may be comprised of dividends, capital gains and return of capital. The Portfolio originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:

The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

• Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

• Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Portfolio are presented at market values using the foreign exchange rates at the close of the period. The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investment transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Payment-in-kind securities:

The Portfolio may invest in PIKs. PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the total in-kind payments with respect to PIK securities that were received by the Portfolio in the amount of $89,523 or 4.44% of total investment income are included in interest income on the Statement of Operations.

Dividends and distributions to shareholders:

The amount of dividends and distributions paid to shareholders from net investment income and net realized capital gains on disposition of securities, respectively is determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. Any distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Income tax information:

The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable net investment income and net realized capital gains, if any, to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements.

Income, including capital gains, from investments in foreign securities received by the Portfolio may be subject to income withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Portfolio’s U.S. federal income tax returns for all open tax years (generally the current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Portfolio’s financial statements. This conclusion may

14

Third Avenue Variable Series Trust

Third Avenue Value Portfolio
Notes to Financial Statements (continued)

December 31, 2016

be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Portfolio is subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired.

Management evaluates the Portfolio’s uncertain tax positions to determine, based upon the technical merits of each position, whether such position is more likely than not to be sustained upon examination by the applicable taxing authority, including any related appeals or litigation processes. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced to the largest benefit that is more likely than not to be realized upon ultimate settlement with the relevant taxing authority. Management has concluded that the Portfolio is not subject to any material tax liabilities as a result of this analysis. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, ongoing analyses of and changes to tax laws, regulations and interpretations thereof.

Expense allocation:

Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio’s average net assets relative to the total average net assets of the Portfolio and Third Avenue Trust.

Trustees’ and officers’ fees:

The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer and the Associate Director of Compliance, to whom the Portfolio paid $6,311 for the year ended December 31, 2016. The Trust does pay, together with Third Avenue Trust, Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust (“independent Trustee”) a fee of $5,000 for each meeting of the Board that each independent Trustee attends, in addition to reimbursing all independent Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. The Trust, together with Third Avenue Trust, also pays each independent Trustee an annual retainer of $65,000 (the lead independent Trustee receives an additional retainer of $12,000). The Trustees on the Audit Committee each receive $2,000 for each audit committee meeting and the audit committee chairman receives an annual retainer of $6,000. Effective March 2016, one of the Trustees now acts in an Advisory Trustee capacity. The Advisory Trustee receives an annual retainer of $32,500 and a fee of $2,500 for each Board meeting the Trustee attends.

2. SECURITIES TRANSACTIONS

Purchases and sales:

The aggregate cost of purchases and aggregate proceeds from sales, excluding short-term investments, for the year ended December 31, 2016 were as follows:

Purchases	Sales
$19,473,367	$29,817,630

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

The Portfolio has an Investment Advisory Agreement with the Adviser for investment advisory functions. The terms of the Investment Advisory Agreement provide that the Portfolio pay the Adviser an investment advisory fee at an annual rate of 0.90% of the Portfolio’s total average daily net assets. This fee is calculated daily and paid monthly. Additionally, the Adviser pays certain expenses on behalf of the Portfolio, which are partially reimbursed by the Portfolio, including shareholder servicing fees due to third parties, the compensation expense for the Trust’s Chief Compliance Officer and Associate Director of Compliance and other miscellaneous expenses. At December 31, 2016, the Portfolio had amounts payable to the Adviser of $3,550 for reimbursement of expenses paid by the Adviser.

Until April 30, 2017 (subject to renewal), whenever the Portfolio’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary items, exceed 1.30% of the Portfolio’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse the Portfolio in an amount equal to that excess. The waived fees and reimbursed expenses may be paid to the Adviser during the following three-year period after the end of the fiscal year in which a fee is waived or expense reimbursed by the Adviser, to the extent that the payment of such fees and expenses would not cause the Portfolio to exceed the expense limitation. As of December 31, 2016, there were contingent liabilities to the Adviser in effect for the Portfolio in the amount of $95,108 for fees waived through the year ended December 31, 2016 which are subject to repayment until December 31, 2019.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), pursuant to which BNY Mellon provides certain of these administrative services on behalf of the Adviser. The Adviser earns an annual fee of $32,000. The Adviser pays BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $12,536.

15

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Notes to Financial Statements (continued)

December 31, 2016

Both the Trust and the Adviser have entered into Shareholder Servicing Agreements with the insurance companies that offer the Portfolio whereby a fee is paid to the insurance companies who administer omnibus accounts for the policyholders electing to invest in the Portfolio. Pursuant to provisions adopted by the Board, the Adviser has agreed to pay these fees directly. The Portfolio has agreed to reimburse the Adviser for the estimated amount the Portfolio would have been charged by its transfer agent for administering the accounts on an individual basis. The amount, reimbursed to the Adviser, is reflected as “Shareholder servicing fees” in the Statement of Operations. For the year ended December 31, 2016, such fees amounted to $131,999.

The Portfolio has an expense offset arrangement in connection with its custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. For the year ended December 31, 2016, the reduction of expense due to this arrangement was $4,468 and is reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statement of Operations.

4. LINE OF CREDIT

During 2016, the Portfolio and each fund of Third Avenue Trust were participants in a single committed, unsecured $100,000,000 line of credit with The Bank of Nova Scotia, to be used only for temporary or emergency purposes. This commitment was terminated on April 20, 2016. The interest on the loan would be calculated at a variable rate based on the London Interbank Offered Rate, Federal Funds or Prime Rates. A commitment fee of 0.25% per annum of the available line of credit was charged, of which each participating fund of Third Avenue Trust and the Portfolio paid its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee was due and payable. The fee was paid quarterly in arrears and is included in “Miscellaneous” expenses in the Statement of Operations. As of December 31, 2016, there were no loans outstanding under the line of credit for the Portfolio.

5. RELATED PARTY TRANSACTIONS

Certain employees of the Adviser serve as members of the boards of directors of companies in which the Portfolio has investments. As a result of such service, for the year ended December 31, 2016, the Portfolio received $3,900 in board member fees from these companies that board members employed by the Adviser agreed to have paid directly to the benefit of the Portfolio. These fees are included in “Other income” on the accompanying Statement of Operations.

6. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Transactions in capital stock were as follows:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Shares outstanding at beginning of year	6,467,206	8,239,053
Shares sold	211,198	382,965
Shares issued upon reinvestment of dividends and distributions	45,333	291,800
Shares redeemed	(1,320,578)	(2,446,612)
Net decrease in Portfolio shares	(1,064,047)	(1,771,847)
Shares outstanding at end of year	5,403,159	6,467,206

7. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

16

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Notes to Financial Statements (continued)

December 31, 2016

8. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities and emerging markets risk:

Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

High yield and distressed risk:

The Portfolio’s investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Portfolio may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Portfolio’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Debt securities risk:

The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. If the Portfolio needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of the Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

Market risk:

Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Portfolio will similarly fluctuate and you could lose money.

Liquidity risk:

Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these investments at the best prices or at the value the Portfolio places on them. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during

17

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Notes to Financial Statements (continued)

December 31, 2016

times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Cash concentration:

The Portfolio’s cash balance is held at a major regional U.S. bank. The Portfolio’s cash balance, which typically exceeds Federal Deposit Insurance Corporation insurance coverage, subjects the Portfolio to a concentration of credit risk. The Portfolio regularly monitors the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Focused investing:

The Portfolio holds a relatively concentrated portfolio that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Portfolio could decrease because of the poor performance of one or a few investments. Concentrated positions may be difficult to liquidate.

9. FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Portfolio from net investment income and net realized capital gains, if any, are determined in accordance with U.S. federal income tax laws and regulation, which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. In order to present accumulated net investment income (loss), accumulated net realized gain (loss) on investments and foreign currency transactions and capital stock on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. “Book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies and other book/tax adjustments. For the fiscal year ended December 31, 2016, the adjustments were to decrease accumulated net investment income and to decrease accumulated net realized loss on investments and foreign currency transactions by $47,580. Net investment income, net realized capital gain (loss) and net assets were not affected by this change.

For the years ended December 31, 2016 and December 31, 2015, the tax character of dividends paid as reflected in the Statements of Changes in Net Assets were $709,924 and $4,225,262 from ordinary income, respectively.

At December 31, 2016, the accumulated undistributed earnings on a tax basis was $702,916 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (“post-enactment year”) to be carried forward for an unlimited period to the extent not utilized. However, any capital loss carryforward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carryforward from a “pre-enactment year” can be used. This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized. Additionally, post-enactment capital loss carryforwards will retain their tax character as either short-term or long-term capital losses.

As of December 31, 2016, the Portfolio has capital loss carryforward which should be available to offset certain capital gains generated in the future years as follows:

Capital Losses incurred in a pre-enactment year	Short-Term	Long-Term
Expiration Date
12/31/2017	$1,165,421	$—
Capital Losses incurred in a post-enactment year
No Expiration Date	$—	$1,225,134
Total	$1,165,421	$1,225,134

No distributions of capital gains are expected to be paid to shareholders until either net capital gains in excess of such carryforwards are recognized or such carryforwards expire. It is uncertain whether the Portfolio will be able to realize the full benefit of pre-enactment year capital loss carryforwards prior to the expiration date.

18

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Notes to Financial Statements (continued)

December 31, 2016

The United States federal income tax basis of the Portfolio’s investments and total unrealized appreciation (depreciation) as of December 31, 2016 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
$86,445,826	$10,702,346	$(16,508,110)	$(5,805,764)	$(3,798)	$(5,809,562)

The difference between book and tax basis is primarily attributable to mark-to-market treatment of passive foreign investment companies, wash sales, differences in the treatment of amortization of discount on certain debt instruments, and other timing differences. Other cost basis adjustments are primarily attributable to net unrealized depreciation on translation of other assets and liabilities denominated in foreign currency.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued, and has determined that there were no events requiring recognition or disclosure in the financial statements.

19

Third Avenue Variable Series Trust

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Third Avenue Variable Series Trust – Third Avenue Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Variable Series Trust – Third Avenue Value Portfolio (the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and record-keeper, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2017

20

Third Avenue Variable Series Trust

Management of the Trust

(Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Chairman Emeritus

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee from 7/99 to 12/16 and Chairman Emeritus (12/16 to Present)	Chairman Emeritus	Chairman (3/90 to 12/16) (5 funds) of Third Avenue Trust; Chairman (7/99 to 12/16) of Third Avenue Variable Series Trust; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co., Inc.) (private investment company); Chartered Financial Analyst; Founder of Third Avenue Holdings.	N/A
21

Third Avenue Variable Series Trust

Management of the Trust (continued)

(Unaudited)

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee	President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm).	Trustee, The AMG Funds (1999 to 2016) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (7 portfolios); Trustee (5/02 to 6/13) of Bowdoin College; Director, The Mutual Fund Directors Forum (2010 to Present); Director, Sarasota Memorial Healthcare Foundation (2011 to Present) and Trustee of Third Avenue Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 7/99	Trustee	Journalist and author (1969 to Present).	Trustee of Third Avenue Trust (2/98 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Gillboy & Kaier LLP (law firm).	Trustee, The AMG Funds (1999 to Present) (66 portfolios); and Trustee of Third Avenue Trust (8/02 to Present).
22

Third Avenue Variable Series Trust

Management of the Trust (continued)

(Unaudited)

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.	Trustee, The AMG Funds (1999 to Present) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (7 portfolios); Trustee of Third Avenue Trust (8/02 to Present); Trustee, AMG Pantheon Fund (2016 to Present).

Patrick Reinkemeyer DOB: March 1965	Trustee since 1/15	Trustee	President, SilverPepper LLC (2011 to Present); Executive Officer, Morningstar Inc.; President, Morningstar Associates LLC.	Trustee of Third Avenue Trust (1/15 to Present).

Martin Shubik DOB: March 1926	Advisory Trustee since 3/16***	Advisory Trustee	Seymour H. Knox Professor of Mathematical Institutional Economics, Yale University; Emeritus (2007 to Present).	Trustee or Director of Third Avenue Trust or its predecessor (11/90 to 3/16).

Charles C. Walden DOB: July 1944	Chairman since 12/16 Lead Independent Trustee 2007 to 12/16 Trustee since 7/99	Chairman****	President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Chartered Financial Analyst.	Director, Special Opportunities Fund, Inc. (2009 to Present) and Trustee or Director of Third Avenue Trust or its predecessor (5/96 to Present).
*	Each Trustee serves until his or her successor is duty elected and qualified.
**	Effective December 12, 2016, Martin Whitman resigned as Chairman and Trustee and is now Chairman Emeritus.
***	Mr. Shubik was a Trustee of the Trust from July 1999 until March 2016 and now acts in an Advisory Trustee capacity.
****	At a Board meeting held on December 15, 2016, Mr. Walden was appointed Chairman of the Board.
23

Third Avenue Variable Series Trust

Management of the Trust (continued)

(Unaudited)

Principal Trust Officers

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Vincent J. Dugan DOB: September 1965 622 Third Avenue New York, NY 10017	Treasurer and CFO	Treasurer and Chief Financial Officer (CFO) (9/04 to Present) (5 funds) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present). Director of one other fund advised by Third Avenue Management LLC (2005-2015).	N/A

Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Controller	Controller (5/06 to Present) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.	N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	President, General Counsel and Secretary	General Counsel and Secretary (6/00 to Present) (5 funds) and President (12/15 to Present) (5 funds) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) and President (12/15 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its succesor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its succesor M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).	N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A
24

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Schedule of Shareholder Expenses

(Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, shareholder servicing fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2016 and held for the six month period ended December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please further note that you also bear fees and charges imposed by insurance companies at the separate account level, which are described in the separate prospectuses of the separate account. Such charges will have the effect of reducing account value. The example also assumes all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period* July 1, 2016 to December 31, 2016	Annualized Expense Ratio
Actual	$1,000	$1,113.20	$6.91	1.30%
Hypothetical	$1,000	$1,018.60	$6.60	1.30%

*	Expenses (net of fee waivers and expense offset arrangement) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 366.
25

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Federal Tax Status of Dividends and Distributions

(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Third Avenue Value Portfolio during the fiscal year ended December 31, 2016. This information is presented to meet regulatory requirements and no current action on your part is required.

For the fiscal year ended December 31, 2016, the Portfolio paid ordinary income dividends of $709,924 from net investment income.

For the fiscal year ended December 31, 2016, 100% of the ordinary income dividends paid during the fiscal year are eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

26

BOARD OF TRUSTEES

William E. Chapman, II
Lucinda Franks
Edward J. Kaier
Eric Rakowski
Patrick Reinkemeyer
Charles C. Walden - Chairman

Martin Shubik - Advisory Trustee
Martin J. Whitman - Chairman Emeritus

OFFICERS

Vincent J. Dugan -- Chief Financial Officer, Treasurer
Michael A. Buono -- Controller
W. James Hall -- President, General Counsel, Secretary
Joseph J. Reardon -- Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 4th Floor
New York, NY 10179

Third Avenue offers multiple investment solutions with unique exposures and return profiles. Our core strategies are currently available through ’40Act mutual funds and customized accounts. If you would like further information, please contact a Relationship Manager at:

www.thirdave.com	622 Third Avenue	212.906.1160
/third-ave-management	New York, NY 10017	clientservice@thirdave.com

Item 2. Code of Ethics.

At December 31, 2016, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. William Chapman and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Chapman as the Committee’s ACFE. Each of Messrs. Chapman and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $53,400, including out of pocket expenses of approximately $900, for the fiscal year ended December 31, 2016 and $53,700, including out of pocket expenses of approximately $1,200, for the fiscal year ended December 31, 2015.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service

Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $12,300 for the fiscal year ended December 31, 2016 and $12,300 for the fiscal year ended December 31, 2015. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d) All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c). There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

(ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $12,300 for the fiscal year ended December 31, 2016 and $12,300 for the fiscal year ended December 31, 2015.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-CSR is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Variable Series Trust

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	February 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	February 13, 2017

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Principal Financial Officer
Date:	February 13, 2017